UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2013

hopTo Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1901 S. Bascom Avenue, Suite 660	95008
Campbell, CA
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466

GraphOn Corporation
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation.

The Board of Directors of GraphOn Corporation adopted an amendment to its Certificate of Incorporation changing its name to hopTo Inc. effective September 9, 2013. The Company filed a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State implementing a change in the Company's name. A copy of the amendment to the Certificate of Incorporation is filed as Exhibit 3.1 hereto.  The amendment had been previously approved by stockholders.

In connection with the name change, the Company's common stock, which previously traded under the ticker symbol "GOJO" on the OTC BB and OTC QB, will begin trading under the new ticker symbol "HPTO" on September 10, 2013. In addition, the Company's common stock has been assigned a new CUSIP number of 440271104 in connection with the name change. Outstanding stock certificates representing shares of common stock of the Company will continue to be valid and need not be exchanged in connection with the name change.

In connection with the Financial Industry Regulatory Authority's ("FINRA") Rule 6490 and Rule 10b-17 of the United States Securities Exchange Act of 1934, as amended, on August 26, 2013, the Registrant submitted an issuer company-related action notification form to FINRA notifying FINRA of the name change. On September 9, 2013, FINRA notified the Registrant that the name change had been approved with an effective date of September 10, 2013.

Item 7.01	Regulation FD Disclosure.

HopTo Inc. (the “Registrant”), is providing a podcast discussing its hopTo product, recent corporate events and company positioning.  The podcast is expected to be available at www.hopto.com/investors in a few days.  A copy of the text of the podcast is attached hereto as Exhibit 99.1.

On September 10, 2013, hopTo Inc. issued a press release announcing the name change.  A copy of the press release is set forth as Exhibit 99.2 and is incorporated hereto by reference.

On September 10, 2013, as previously announced, on September 10, 2013 the Registrant participated in the 2013 Gateway Investors conference. A copy of the slide deck used in the Registrant’s presentation is set forth as Exhibit 99.3 and is incorporated hereto by reference.

This Form 8-K and the information attached below as exhibits 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of September 10, 2013, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

The podcast text, slide deck and press release contain statements that are forward looking as that term is defined by the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ significantly from those described in the forward looking statements.  Factors that may cause such a difference include the following: the success of our new products depends on, among other things, market acceptance of our hopTo product; our ability to manage the risks associated with new product introductions; our ability to timely and successfully develop and market new versions of hopTo; competition from both large software companies and from productivity app developers who seek to offer comparable solutions to hopTo; and other factors, including those set forth under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, and in other documents we have filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Text of podcast of hopTo Inc., as of September 10, 2013.

99.2	Press release of hopTo Inc./Graphon Corporation, dated September 10, 2013.

99.3	Slide deck presentation from 2013 Gateway Conference, dated September 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: September 10, 2013	By:	/s/ Robert L. Dixon

Robert L. Dixon

Vice President of Finance